Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Oz Operating Group”) as of and for the six months ended June 30, 2017. The Oz Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Oz Operating Group has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2017, which was filed with the U.S. Securities and Exchange Commission on August 2, 2017.

	June 30, 2017
	Oz Operating Group	Consolidated Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$274,150	$—	$1,715	$275,865
Investments	182,365	(22,683)	—	159,682
Income and fees receivable	81,120	—	—	81,120
Due from related parties	78,492	—	(48,479)	30,013
Deferred income tax assets	1,631	—	681,690	683,321
Other assets, net	125,822	—	55	125,877
Assets of consolidated funds:
Investments of consolidated funds, at fair value	—	233,100	—	233,100
Other assets of consolidated funds	—	35,404	—	35,404
Total Assets	$743,580	$245,821	$634,981	$1,624,382

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,603	$—	$520,831	$522,434
Debt obligations	429,202	—	—	429,202
Compensation payable	47,343	—	—	47,343
Other liabilities	194,052	—	586	194,638
Liabilities of consolidated funds:
Debt obligations of consolidated CLO, at fair value	—	110,938	—	110,938
Other liabilities of consolidated funds	—	110,205	—	110,205
Total Liabilities	672,200	221,143	521,417	1,414,760

Redeemable Noncontrolling Interests	420,000	24,678	—	444,678

Shareholders' (Deficit) Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,718,171	—	(9,640,021)	3,078,150
Accumulated deficit	(13,071,203)	—	9,510,721	(3,560,482)
Shareholders' deficit attributable to Class A Shareholders	(353,032)	—	(129,300)	(482,332)
Shareholders' equity attributable to noncontrolling interests	4,412	—	242,864	247,276
Total Shareholders' (Deficit) Equity	(348,620)	—	113,564	(235,056)
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' (Deficit) Equity	$743,580	$245,821	$634,981	$1,624,382

(1)	Includes amounts related to entities not included in the Oz Operating Group or the consolidated funds, including related eliminations.

	Six Months Ended June 30, 2017
	Oz Operating Group	Consolidated Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$166,337	$—	$—	$166,337
Incentive income	117,741	—	—	117,741
Other revenues	2,603	(46)	—	2,557
Income of consolidated funds	—	1,463	—	1,463
Total Revenues	286,681	1,417	—	288,098

Expenses
Compensation and benefits	139,622	—	—	139,622
Interest expense	11,432	—	—	11,432
General, administrative and other	81,090	—	3	81,093
Expenses of consolidated funds	—	544	—	544
Total Expenses	232,144	544	3	232,691

Other Income
Changes in tax receivable agreement liability	—	—	—	—
Net gains on investments in funds and joint ventures	1,473	(687)	—	786
Net gains of consolidated funds	—	620	—	620
Total Other Income	1,473	(67)	—	1,406

Income (Loss) Before Income Taxes	56,010	806	(3)	56,813
Income taxes	2,183	—	13,117	15,300
Consolidated and Total Comprehensive Net Income (Loss)	53,827	806	(13,120)	41,513
Less: Income attributable to noncontrolling interests	(275)	—	(31,645)	(31,920)
Less: Income attributable to redeemable noncontrolling interests	—	(806)	—	(806)
Net Income (Loss) Attributable to Och-Ziff Capital Management Group LLC	53,552	—	(44,765)	8,787
Less: Change in redemption value of Preferred Units	(7,446)	—	4,593	(2,853)
Net Income (Loss) Attributable to Class A Shareholders	$46,106	$—	$(40,172)	$5,934

(1)	Includes amounts related to entities not included in the Oz Operating Group or the consolidated funds, including related eliminations.